UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 27, 2010

Date of Report (Date of earliest event reported)

FIRST COMMUNITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

(276) 326-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 27, 2010, First Community Bancshares, Inc. (the “Company”) announced by press release its earnings for the second quarter of 2010.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 27, 2010, the audit committee (the “Audit Committee”) of the board of directors of the Company concluded that the Annual Reports on Form 10-K for the years ended 2008 and 2009 and the Quarterly Reports on Form 10-Q for the periods ended March 31, 2009, June 30, 2009, September 30, 2009, and March 31, 2010, should no longer be relied upon.  As a result of a routine internal audit, the Company determined there was a computational error in the model that the Company uses to calculate the quantitative basis for its allowance for loan losses.  In connection with its determination of the appropriate loan loss reserve at December 31, 2008, the Company made certain modifications to its loan loss reserve model with respect to a $130.76 million pool of loans.  However, in calculating the loan loss reserves for this pool of loans, the historical quarterly net charge-off rates were not annualized as was the case with all other quarterly loss rates in the model.

Based on the Company’s modeling using the corrected computations, the Company, in consultation with the Audit Committee, determined that the amount of the allowance for loan losses should be increased by an aggregate of $2.55 million for the  period beginning December 31, 2008 and ending March 31, 2010.  The following table summarizes the reported and revised provision for loan losses, diluted earnings per share, and allowance for loan losses for the periods indicated.

	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,
	2008	2009	2009	2009	2009	2010
(Unaudited)
(Dollars in thousands, except per share data)
Quarterly
Provision for loan losses
Reported	$2,701	$2,087	$2,552	$3,418	$6,996	$3,665
Revised	$4,505	$2,148	$2,552	$3,819	$7,282	$3,665
Diluted earnings per share
Reported	$(1.27)	$0.40	$0.14	$(0.71)	$(1.95)	$0.30
Revised	$(1.37)	$0.40	$0.14	$(0.72)	$(1.96)	$0.30
Allowance for loan losses
Reported	$15,978	$16,555	$16,678	$17,444	$21,725	$21,956
Revised	$17,782	$18,420	$18,543	$19,710	$24,277	$24,508

Year-To-Date
Provision for loan losses
Reported	$7,422	$2,087	$4,639	$8,057	$15,053	$3,665
Revised	$9,226	$2,148	$4,700	$8,519	$15,801	$3,665
Diluted earnings per share
Reported	$0.25	$0.40	$0.53	$(0.42)	$(2.72)	$0.30
Revised	$0.15	$0.40	$0.53	$(0.44)	$(2.75)	$0.30
Allowance for loan losses
Reported	$15,978	$16,555	$16,678	$17,444	$21,725	$21,956
Revised	$17,782	$18,420	$18,543	$19,710	$24,277	$24,508

The press release attached hereto as Exhibit 99.1 reports the corrected condensed quarterly financial statements for the periods ending June 30, 2010, March 31, 2010, and December 31, 2009. The Company will be filing amendments to its prior public filings to correct for the computational errors and related disclosures.

The Audit Committee has discussed the matters mentioned herein with the Company’s independent registered public accounting firm, Dixon Hughes PLLC.

Item 7.01	Regulation FD Disclosure.

 On July 28, 2010, management of the Company will present at the 11th Annual Community Bank Investor Conference (the “Conference”) sponsored by Keefe, Bruyette & Woods.  Interested parties may access the webcast of the presentation via the Investor Relations section of the Company’s website.  A copy of the investor presentation to be used by the Company at the Conference is attached hereto as Exhibit 99.2.  The Company expects to use this presentation in similar meetings throughout August and September 2010.

The information contained in Items 2.02 and 7.01, including the exhibits, of this Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other events.

On July 27, 2010, the Company announced its quarterly cash dividend to common stockholders of $0.10 per common share, payable on or about August 27, 2010, to shareholders of record on August 13, 2010.

 During the second quarter of 2010, the Company’s wholly-owned subsidiary bank, First Community Bank, N. A. (the “Bank”), received notice of the Office of the Comptroller of the Currency’s (the “OCC”) decision to establish individual minimum capital ratios for the Bank as follows: (i) Tier 1 leverage of 7.5%, (ii) Tier 1 Risk-Based Capital of 10.0% and (iii) Total Risk-Based Capital of 11.5%.  The Bank was in compliance with the foregoing capital ratios at the time the OCC issued its decision and continues to maintain regulatory capital ratios in excess of the newly established individual minimum capital ratios.

The Company’s public offering of common stock completed in June 2009 was deemed to be a “qualified equity offering” for purposes of the warrant (the “Warrant”) previously issued to the U. S. Treasury Department as part of the Company’s participation in the TARP Capital Purchase Program.  As a result, the number of shares of common stock, $1.00 par value (the “Common Stock”), exercisable under the Warrant was automatically reduced by 50% to 88,273 shares of Common Stock.  A copy of such Warrant is filed hereto as Exhibit 99.3.

As previously reported, at the annual meeting of stockholders held on April 27, 2010, the Company’s stockholders approved an amendment to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), increasing the number of authorized shares of Common Stock from 25,000,000 to 50,000,000.  A Certificate of Amendment increasing the number of authorized shares of Common Stock to 50,000,000 was filed with the Nevada Secretary of State on June 10, 2010.  A copy of the Certificate of Amendment to the Articles of Incorporation is filed hereto as Exhibit 99.4.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are included with this report:

Exhibit No.	Exhibit Description

99.1	Press release dated July 27, 2010
99.2	Investor presentation
99.3	Warrant for Purchase of Shares of Common Stock
99.4	Certificate of Amendment

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits hereto, may include forward-looking statements.  These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions.  Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially.  These risks include:  changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended.  Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

Date:	July 27, 2010	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer